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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): JUNE 20, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-13289                  76-0069030
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



        5847 SAN FELIPE, SUITE 3300
              HOUSTON, TEXAS                              77057
 (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400
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ITEM 5.     OTHER EVENTS.

            In June 2002, we entered into senior bank credit facilities with a group of banks providing for aggregate availability of up to $450.0 million, consisting of a three-year $250.0 million revolving credit facility and a five-year $200.0 million term loan. Borrowings under the revolving credit facility are available for general corporate purposes. Proceeds from the term loan have been used to refinance a portion of the amounts outstanding under other credit facilities. The facilities are secured by two of our deepwater semisubmersible rigs, the Pride North America and the Pride South Pacific, and 28 jackup rigs. Borrowings under the facilities currently bear interest at variable rates based on LIBOR plus a spread based on the credit rating of the facility or, if unrated, index debt, currently 2.0% for the revolver and 2.5% for the term loan. In connection with entering into the new facilities, the credit facility of our subsidiary Pride Marine, Inc. (formerly "Marine Drilling Companies, Inc."), acquired in our September 2001 acquisition of Marine, has been terminated.

            The revolving credit facility and the term loan agreement are filed as exhibits 4.1 and 4.2 to this report and are incorporated in this report by reference. The description of the revolving credit facility and the term loan in this report is qualified in its entirety by reference to the documents filed as exhibits.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      4.1   --    Revolving Credit Agreement, dated as of June 20, 2002, among
                  Pride Offshore, Inc., Pride International, Inc., certain subsidiaries of Pride International, Inc., Credit Lyonnais New
                  York Branch (as Administrative Agent, Collateral Agent,
                  Issuing Bank and Swingline Lender), the revolving lenders and the issuing banks thereunder, Credit Mutuel - Credit
                  Industriel Et Commercial (as Mandated Lead Arranger and
                  Bookrunner), Natexis Banques Populaires (as Mandated Lead
                  Arranger, Bookrunner and Issuing Bank), Nordea (as Lead
                  Arranger, Bookrunner and Issuing Bank), and Nedship Bank (as
                  Co-Underwriter).

      4.2   --    Term Loan Agreement, dated as of June 20, 2002, among Pride
                  Offshore, Inc., Pride International, Inc., certain subsidiaries of Pride International, Inc., the term lenders thereunder, and Credit Lyonnais New York Branch, as
                  Administrative Agent.




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIDE INTERNATIONAL, INC.


                                    By:  /s/ Paul A. Bragg
                                        ------------------------------
                                          Paul A. Bragg
                                          President and Chief Executive Officer

Date: June 26, 2002






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                                  EXHIBIT INDEX


4.1   --    Revolving Credit Agreement, dated as of June 20, 2002, among Pride
            Offshore, Inc., Pride International, Inc., certain subsidiaries of
            Pride International, Inc., Credit Lyonnais New York Branch (as
            Administrative Agent, Collateral Agent, Issuing Bank and Swingline
            Lender), the revolving lenders and the issuing banks thereunder, Credit Mutuel - Credit Industriel Et Commercial (as Mandated Lead
            Arranger and Bookrunner), Natexis Banques Populaires (as Mandated
            Lead Arranger, Bookrunner and Issuing Bank), Nordea (as Lead
            Arranger, Bookrunner and Issuing Bank), and Nedship Bank (as
            Co-Underwriter).

4.2   --    Term Loan Agreement, dated as of June 20, 2002, among Pride
            Offshore, Inc., Pride International, Inc., certain subsidiaries of
            Pride International, Inc., the term lenders thereunder, and Credit
            Lyonnais New York Branch, as Administrative Agent.






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